Exhibit 99(a)

KEYCORP STUDENT LOAN TRUST 2003-A
Noteholders’ Statement pursuant to Section 5.07 of Sale and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)

Distribution Date: April 25, 2005

(i)	Amount of principal being paid or distributed in respect of the Class I-A-1 Notes:	$8,165,651.91

	( $76.32163669502 per $1,000 original principal amount of Class I-A-1 Notes)

(ii)	Amount of principal being paid or distributed in respect of the Class I-A-2 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

(iii)	Amount of principal being paid or distributed in respect of the Class I-B Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

(iv)	Amount of principal being paid or distributed in respect of the Class II-A-1 Notes:	$10,735,364.62

	( $55.50860713547 per $1,000 original principal amount of Class II-A-1 Notes)

(v)	Amount of principal being paid or distributed in respect of the Class II-A-2 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

(vi)	Amount of principal being paid or distributed in respect of the Class II-A-3 Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)

(vii)	Amount of principal being paid or distributed in respect of the Class II-B Notes:	$0.00

	( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)

(viii)	Amount of interest being paid or distributed in respect of the Class I-A-1 Notes:	$234,650.74

	( $2.19320254229 per $1,000 original principal amount of Class I-A-1 Notes)

(ix)	Amount of interest being paid or distributed in respect of the Class I-A-2 Notes:	$2,161,984.00

	( $7.40000000000 per $1,000 original principal amount of Class I-A-2 Notes)

(x)	Amount of interest being paid or distributed in respect of the Class I-B Notes:	$106,518.75

	( $8.62500000000 per $1,000 original principal amount of Class I-B Notes)

(xi)	Amount of interest being paid or distributed in respect of the Class II-A-1 Notes:	$823,753.45

	( $4.25932497415 per $1,000 original principal amount of Class II-A-1 Notes)

(xii)	Amount of interest being paid or distributed in respect of the Class II-A-2 Notes:	$1,128,750.00

	( $7.52500000000 per $1,000 original principal amount of Class II-A-2 Notes)

(xiii)	Amount of interest being paid or distributed in respect of the Class II-A-3 Notes:	$2,033,475.75

	( $7.92500000000 per $1,000 original principal amount of Class II-A-3 Notes)

(xiv)	Amount of interest being paid or distributed in respect of the Class II-A-IO Notes:	$80,184.38

	( $0.31250001949 per $1,000 original principal amount of Class II-A-IO Notes)

(xv)	Amount of interest being paid or distributed in respect of the Class II-B Notes:	$255,008.50

	( $8.07500000000 per $1,000 original principal amount of Class II-B Notes)

(xvi)		Amount of Noteholders’ Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

		(1)	Distributed to Class I-A-1 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

		(2)	Distributed to Class I-A-2 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

		(3)	Distributed to Class I-B Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

		(4)	Distributed to Class II-A-1 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

		(5)	Distributed to Class II-A-2 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

		(6)	Distributed to Class II-A-3 Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)

		(7)	Distributed to Class II-B Noteholders: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)

		(8)	Balance on Class I-A-1 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)

		(9)	Balance on Class I-A-2 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)

		(10)	Balance on Class I-B Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class I-B Notes)

		(11)	Balance on Class II-A-1 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)

		(12)	Balance on Class II-A-2 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)

		(13)	Balance on Class II-A-3 Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-A-3 Notes)

		(14)	Balance on Class II-B Notes: $0.00
( $0.00000000000 per $1,000 original principal amount of Class II-B Notes)

(xvii)	(X)		Payments made under the Group I Basis Rick Cap Agreement on such date:
( $0.00 with respect to the Class I-A-1 Notes,
$0.00 with respect to Class I-A-2 Notes, and
$0.00 with respect to Class I-B Notes), and
	(Y)		payments made under the Group II Basis Risk Cap Agreement on such date:
( $0.00 with respect to Class II-A-1 Notes and
$0.00 with respect to the Class II-A-2 Notes); and
$0.00 with respect to the Class II-A-3 Notes); and
$0.00 with respect to Class II-B Notes), and
the total outstanding amount owed to the Cap Provider:
$0.00 with respect to the Group I Basis Risk Cap Agreement and
$0.00 with respect to the Group II Basis RiskCap Agreement.

(xviii)	(X)		Group I Pool Balance at the end of the related Collection Period: $328,009,565.89 and
	(Y)		Group II Pool Balance at the end of the related Collection Period: $539,454,943.35

(xix)	After giving effect to distributions on this Distribution Date:
	(a)	(1)	outstanding principal amount of Class I-A-1 Notes: $26,089,930.90
		(2)	Pool Factor for the Class I-A-1 Notes: 0.243853900
	(b)	(1)	outstanding principal amount of Class I-A-2 Notes: $292,160,000.00
		(2)	Pool Factor for the Class I-A-2 Notes: 1.000000000
	(c)	(1)	outstanding principal amount of Class I-B Notes: $12,350,000.00
		(2)	Pool Factor for the Class I-B Notes: 1.000000000
	(d)	(1)	outstanding principal amount of Class II-A-1 Notes: $104,879,154.10
		(2)	Pool Factor for the Class II-A-1 Notes: 0.542291400
	(e)	(1)	outstanding principal amount of Class II-A-2 Notes: $150,000,000.00
		(2)	Pool Factor for the Class II-A-2 Notes: 1.000000000
	(f)	(1)	outstanding principal amount of Class II-A-3 Notes: $256,590,000.00
		(2)	Pool Factor for the Class II-A-3 Notes: 1.000000000
	(g)	(1)	outstanding notional principal amount of Class II-A-IO Notes: $256,590,000.00
	(h)	(1)	outstanding notional principal amount of Class II-B Notes: $ 31,580,000.00
		(2)	Pool Factor for the Class II-B Notes: 1.000000000

(xx)	Note Interest Rate for the Notes:
	(a)	In general:
		(1)	Three-Month LIBOR
			for the period from the previous Distribution Date to this Distribution Date was				2.70000%

		(2)	the Student Loan Rate was for Group I:		4.72414%	and Group II:	4.93287%

	(b)	Note Interest Rate for the Class I-A-1 Notes:			2.74000%	based on	Three-Month LIBOR

	(c)	Note Interest Rate for the Class I-A-2 Notes:			2.96000%	based on	Three Month LIBOR

	(d)	Note Interest Rate for the Class I-B Notes:			3.45000%	based on	Three-Month LIBOR

	(e)	Note Interest Rate for the Class II-A-1 Notes:			2.85000%	based on	Three-Month LIBOR

	(f)	Note Interest Rate for the Class II-A-2 Notes:			3.01000%	based on	Three Month LIBOR

	(g)	Note Interest Rate for the Class II-A-3 Notes:			3.17000%	based on	Three Month LIBOR

	(h)	Note Interest Rate for the Class II-B Notes:			3.23000%	based on	Three Month LIBOR

	(i)	Note Interest Rate for the Class II-A-IO Notes:			0.12500%	per annum	I/O Rate

(xxi)	Amount of Master Servicing Fee for related Collection Period:
			$411,032.57	with respect to the Group I Student Loans and

			$678,377.72	with respect to the Group II Student Loans

			($3.84178493317	per $1,000 original principal amount of Class I-A-1 Notes,

			$1.40687489732	per $1,000 original principal balance of Class I-A-2 Notes

			$33.28198947368	per $1,000 original principal balance of Class I-B Notes,

			$3.50764074457	per $1,000 original principal balance of Class II-A-1 Notes and

			$4.52251813333	per $1,000 original principal balance of Class II-A-2 Notes);

			$2.64381979033	per $1,000 original principal balance of Class II-A-3 Notes and

			$21.48124509183	per $1,000 original principal balance of Class II-B Notes);

(xxii)	Amount of Administration Fee for related Collection Period:
			$884.40	with respect to the Group I Notes and

			$2,115.60	with respect to the Group II Notes

			($0.00826619310	per $1,000 original principal amount of Class I-A-1 Notes,

			$0.00302710843	per $1,000 original principal balance of Class I-A-2 Notes

			$0.07161133603	per $1,000 original principal balance of Class I-B Notes,

			$0.01093898656	per $1,000 original principal balance of Class II-A-1 Notes and

			$0.01410400000	per $1,000 original principal balance of Class II-A-2 Notes);

			$0.00824506021	per $1,000 original principal balance of Class II-A-3 Notes and

			$0.06699176694	per $1,000 original principal balance of Class II-B Notes);

(xxiii)	(a) Aggregate amount of Realized Losses (if any) for the related Collection Period:
	$284.68	with respect to the Group I Student Loans and

	$1,653,431.59	with respect to the Group II Student Loans

	(b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:
	with respect to the Group I Student Loans

		# of Loans	$ Amount
	30-60 Days Delinquent	512	$5,982,958
	61-90 Days Delinquent	341	$2,711,498
	91-120 Days Delinquent	349	$2,144,374
	More than 120 Days Delinquent	638	$3,503,544
	Claims Filed Awaiting Payment	101	$350,156

	and with respect to the Group II Student Loans.

		# of Loans	$ Amount
	30-60 Days Delinquent	844	$9,438,820
	61-90 Days Delinquent	450	$4,758,343
	91-120 Days Delinquent	259	$2,212,751
	More than 120 Days Delinquent	285	$2,903,749
	Claims Filed Awaiting Payment	95	$1,051,959

(xxiv)	Amount in the Group I Pre-Funding Account:		$2,590,365.01

(xxv)	Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group II Other Student Loan Pre-Funding Sub-Account:		$0.00

(xxvi)	Amount in the Group II Pre-Funding Account:		$654,031.79

(xxvii)	Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account being transferred to the Group I Other Student Loan Pre-Funding Sub-Account:		$0.00

(xxviii)	Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:		$0.00

(xxix)	Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:		$0.00

(xxx)	Amount of the Insurer Premium paid to the Securities Insurer on such Distribution Date		$92,873.29

(xxxi)	Amount received from the Securities Insurer with respect to Group II Insured Notes Guaranty Insurance Policy		$0.00

(xxxii)	Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II Insured Notes Guaranty Insurance Policy		$0.00

(xxxiii)	With respect to the Group I Interest Rate Swap: the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:		$19,891.34

	the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:		$0.00

	the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:		$0.00	;

	the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:		$0.00	;

	and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:		$0.00

(xxxiv)	the Class I-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00	;

	the Class I-A-2 Basis Rick Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00	;

	Class I-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00	;

	Class II-A-1 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date		$0.00	; and

	Class II-A-2 Basis Risk Cap Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00	;

	Class II-A-3 Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date		$0.00	; and

	Class II-B Basis Risk Cap Payment paid to the Cap Provider on such Distribution Date:		$0.00	.